                                                                   EXHIBIT 10.10
                                 MERISEL, INC.
                          MANAGEMENT INCENTIVE PROGRAM
                                      1994

PURPOSE
-------

     To incent and reward Associates to contribute to the Company achieving its Short-Term Corporate Objectives (less than one year).

ELIGIBLE PARTICIPANTS
---------------------

     Any Associate who can have a measurable impact on the Company's quarterly earnings per share.

     Interpretation:
     ---------------

     Corporate:      Chief Executive Officer, Senior Vice Presidents,
                     Vice Presidents and Directors

     Domestic
     Operation:      President, Vice Presidents reporting to the President
                     and their direct reports

     International
     Companies:      Any regional or company Managing Director/President/
                     Vice Presidents whose net sales exceed 10% of the Company's Consolidated Net Sales

EARN
----

     Cash bonus, paid quarterly generally based on achievement as follows:

                                                                                  WEIGHTING
                                               Approximate        -----------------------------------------
                                                Percentage        Unit Net      Cost Center        Priority
                                                 of Base           Income          Budget            Task
                                               -----------        ---------      ----------        --------
     Corporate:
     ---------
     Chief Executive Officer                       60%               100%            -0-              -0-
     SVP, CIO                                      35%                50%            25%              25%
     SVP, OPS;
     MD Pacific Region                             35%                75%            -0-              25%
     SVP, Finance, CFO                             35%                70%            -0-              30%
     VP, Treasurer                                 25%                50%            25%              25%
     SVP, Strategic Development                    20%               100%            -0-              -0-


                                                                                   WEIGHTING
                                                  Approximate       ------------------------------------------
                                                  Percentage        Unit Net      Cost Center        Priority
                                                   of Base           Income          Budget            Task
                                                  -----------       --------      -----------        ---------
     Domestic Operation:
     ------------------
     President                                       35%               100%            -0-              -0-
     Vice Presidents reporting
       to President                                  25%                50%            25%              25%
     Directors                                       25%                50%            25%              25%

     International Operations:
     --------------------------
     MD Europe                                       35%                70%            -0-              30%
     President Canada                                50%                70%            -0-              30%
     Vice Presidents                                 25%                75%            -0-              25%


For the Net Income portion, the following Formula will be applied:

                          Net Income                                            Payment as a %
                       % of Operating Plan                                        of Target
                       -------------------                                      -------------
                       greater than 120%                                            150%
                       greater than 110%, less than 120%                            125%
                       greater than 100%, less than 110%                            100%
                       greater than 80%, less than 100%                              50%
                       less than 80%                                                 -0-

For the Cost Center Budget Portion, the following Pro Rata will be applied:

                         Expenses as %                                         Payout as %
                           of Budget                                            of Target
                       -------------------                                     -----------
                       less than 100%                                              100%
                       less than 105%, greater than 100%                            50%
                       greater than 105%                                            -0-

Merisel Associates who qualify for this MIP are to have Priority Tasks with quarter-end milestones. Generally, such Management Associate has 5-10 Priority Tasks. For the Priority Tasks portion, the percentage of milestones achieved will be applied to the portion of the quarterly bonus related to Priority Tasks.

Finally, Associates must be employed at date of payment to be eligible to receive this bonus.